UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 West Fifth Avenue, Post Falls, Idaho	83854
Zip Code
(Address of principal executive offices)

Registrant’s telephone number, including area code: 208-773-7450

__________________________________________________
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)     Previous Certifying Accountant

On June 19, 2012, the Company, at the direction of the Board of Directors, dismissed MartinelliMick PLLC as our independent registered public accounting firm.

The reports of MartinelliMick PLLC and its predecessor BehlerMick PS on the Company’s financial statements for the fiscal years ending December 30, 2011 and December 31, 2010, respectively, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ending December 30, 2011 and December 31, 2010, the Company has not had any disagreements with MartinelliMick PLLC or its predecessor organization BehlerMick PS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the accounting firm’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During our two most recent fiscal years and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

During our two most recent fiscal years, the Company has not consulted with its newly appointed independent registered public accounting firm, PMB Helin Donovan, regarding either (i) the application of the accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the Company's financial statements and neither a written report was provided to the Registrant nor oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided MartinelliMick PLLC with a copy of the foregoing statements.  We requested that MartinelliMick PLLC provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The responsive letter has not yet been received, but the Company will file the letter upon receipt from its former accountant.

(b)     Engagement of New Certifying Accountant

On June 19, 2012, our Board of Directors approved the appointment of PMB Helin Donovan as the Company’s new independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.

June 22, 2012	By:	/s/ Glenn Welstad
Glenn Welstad
Chief Executive Officer

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